Initial Public Offering	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Initial Public Offering

20. Initial Public Offering

In August 2013, the Company closed its initial public offering of 5,462,500 shares of its common stock (inclusive of 712,500 shares of common stock sold upon the exercise of the underwriters’ option to purchase additional shares). The public offering price of the shares sold in the offering was $12.00 per share. The total gross proceeds from the offering to the Company were $65,550,000, and after deducting underwriting discounts and commissions and offering expenses payable by the Company, the aggregate net proceeds received by the Company totaled approximately $56,105,000. In connection with the IPO:

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all outstanding shares of convertible preferred stock were converted into 8,514,000 shares of common stock, including 10,000 shares issued upon the cash exercise of Series B convertible preferred stock warrants;

■	all outstanding principal and accrued interest of the convertible notes were converted into 3,741,000 shares of common stock;

■	47,000 shares of common stock were issued upon the net exercise of common stock warrants;

■	3,000 shares of common stock were issued upon the cash exercise of common stock warrants; and

■	the Series A and Series C convertible preferred stock warrants were net exercised for 71,000 shares of common stock.

After the closing of the IPO, the Company had 19,133,000 shares of common stock and 151,000 warrants to purchase common stock outstanding and there were no shares of convertible preferred stock, preferred stock warrants or balances related to convertible notes outstanding.